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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 17, 1998



                         BIOSOURCE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


Delaware                            000-21930                         77-0340829
-------------------------------     ---------                -------------------
(State or other jurisdiction of     (Commission                 (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)



820 Flynn Road  Camarillo, California                                      93012
-------------------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)




       Registrant's telephone number, including area code: (805)987-0086
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ITEM 5.  OTHER EVENTS

Reference is made to the press releases of Registrant, issued on August 17, 1998 which contains information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibit "A".
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 24, 1998                          BIOSOURCE INTERNATIONAL, INC.




                                    By: /s/ James H. Chamberlain
                                       --------------------------------
                                       James H. Chamberlain, President,
                                         and Chief Executive Officer

                                    By: /s/ Larry A. May
                                       --------------------------------
                                       Larry A. May, Vice President,
                                         and Chief Financial Officer